           SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C. 20549
                 ----------------------

                      FORM 8-K

                    CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

              Securities Exchange Act of 1934

              Date of Report (Date of earliest
              Event reported):  August 28, 1997
                                ---------------

              Fruehauf Trailer Corporation
             ----------------------------------
  (Exact name ofregistrant as specified in its charter)

 Delaware                 1-10772                  38-2863240
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(State or other         (Commission              (I.R.S. Employer
jurisdiction of         File Number)            Identification No.)
incorporation)

   1111 Bayside Drive, Suite 160, Corona Del Mar, CA 92625
   -------------------------------------------------------
 (Address of principal executive offices)       (Zip code)

Registrant's telephone number, including area code: (714) 644-9665
                                                    ---------------


                 Exhibit index appears on page 4

Item 5.  Other Events.
----------------------

    Fruehauf Trailer Corporation, a Delaware corporation (the "Corporation"), and certain of its subsidiaries filed a voluntary petition with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case Number 96-1563 (PJW), on October 7, 1996. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court and the United States Trustee for the District of Delaware pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases. In connection therewith, and as previously disclosed by the Corporation in its press release dated March 31, 1997 (filed under Form 8-K on April 14, 1997), attached hereto as Exhibit 99 is the Monthly Operating Report of the Corporation for the month ending August 1997, filed with the Bankruptcy Court on September 23, 1997.



Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits
         -----------------------------------------
         ( c ) Exhibits.

               99.1 Monthly Operating Report of the Corporation for the month of August 1997.

                      SIGNATURE
                      ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FRUEHAUF TRAILER CORPORATION

Date:  September 23, 1997        By: /s/ James Wong
       ------------------            -------------------
                                     James Wong
                                     Chief Financial Officer
                                     (Duly Authorized Officer)

                         EXHIBIT INDEX
                         -------------

                                                      Pagination by
                                                       Sequential
                                                       Numbering
Exhibit         Description of Exhibit                   System
--------        ----------------------               ------------

99.1            Monthly Operating Report                  5
                of the Corporation for
                August 1997